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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:     August 27, 1996


Customedix Corporation
             (Exact name of registrant as specified in its charter)


Delaware                  1-7081             22-1844840
(State or other        (Commission          (I.R.S. Employer
jurisdiction of        File Number)         Identification
incorporation)                              Number)


53 North Plains Industrial Road, Wallingford, Connecticut      06492
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:
(203) 284-9079
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ITEM 5. OTHER EVENTS.

        The press release of Customedix Corporation, dated August 27, 1996, is incorporated herein by reference and a copy of such press release is attached as an exhibit hereto. Also attached as an exhibit hereto is the Order and Final Judgment of the Court of Chancery of the State of Delaware.

ITEM 7. EXHIBITS.

        The following exhibits are filed as a part of this Current Report on Form 8-K.

        Exhibit No.                     Description
        -----------                     -----------
        Exhibit 99.1 Press Release of Customedix Corporation, dated August 27, 1996.


        Exhibit 99.2 Order and Final Judgment, dated August 27, 1996, in the action captioned In Re Customedix Corporation Shareholders Litigation, Consolidated C.A. No. 14812.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


August 27, 1996                                CUSTOMEDIX CORPORATION



                                              By: /s/ Barry L. Kosowsky
                                                 Name:  Barry L. Kosowsky
                                                 Title: Secretary


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                                  EXHIBIT INDEX



Exhibit No.                              Description
- -----------                              -----------
99.1               Press Release of Customedix Corporation, dated August 27,
                   1996.


99.2 Order and Final Judgment, dated August 27, 1996, in the action captioned In Re Customedix Corporation Shareholders Litigation, Consolidated C.A. No. 14812.


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